Acquisitions, Disposals, and Related Items	12 Months Ended
Jan. 31, 2015
Acquisitions, Disposals and Related Items [Abstract]
Acquisitions, Disposals, and Related Items
Acquisitions, Disposals and Related Items
In fiscal 2015, the Company completed the following transactions that impact the operations of Walmart International:
Walmart Chile
In fiscal 2014, the redeemable noncontrolling interest shareholders exercised put options that required the Company to purchase their shares in Walmart Chile. At that time, the Company recorded an increase to redeemable noncontrolling interest of $1.0 billion, with a corresponding decrease to capital in excess of par value, to reflect the redemption value of the redeemable noncontrolling interest at $1.5 billion. In February 2014, the Company completed this transaction using existing cash of the Company, increasing its ownership interest in Walmart Chile to 99.7 percent. In March 2014, the Company completed a tender offer for most of the remaining noncontrolling interest shares at the same value per share as was paid to the redeemable noncontrolling interest shareholders. As a result of completing these transactions, the Company owns substantially all of Walmart Chile.
Vips Restaurant Business in Mexico
In September 2013, Walmex, a majority-owned subsidiary of the Company, entered into a definitive agreement with Alsea S.A.B. de C.V. to sell the Vips restaurant business ("Vips") in Mexico. The sale of Vips was completed on May 12, 2014. Upon completion of the sale, the Company received $671 million of cash and recognized a net gain of $262 million, which is recorded in discontinued operations in the Company's Consolidated Statements of Income for the fiscal year ended January 31, 2015.